AMENDED AND RESTATED FORBEARANCE AGREEMENT

         THIS AMENDED AND RESTATED FORBEARANCE AGREEMENT ("Agreement") is made as of the 20th day of April, 1999, between AMERICAN SKIING COMPANY RESORT PROPERTIES, INC., a Maine corporation ("Borrower") and BANKBOSTON, N.A., as agent ("Agent");

                                   WITNESSETH:

         IN CONSIDERATION of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Agent and Borrower hereby covenant and agree as follows:

1.       Definitions:


         "Advance(s)" means any disbursement of any proceeds of the Loan.

          "BkB" means BankBoston, N.A. in its individual capacity and not as Agent.

         "Borrower Subsidiary" means Grand Summit Resort Properties, Inc., a Maine corporation, any other subsidiary of the Borrower or any subsidiary of Grand Summit Resort Properties, Inc.

         "Canyons Condominium" means the condominium project under construction at The Canyons affected by the Permitted Construction Loan entered into with Keybank, N.A. dated as of December 18, 1998, including all amendments and modifications thereto.

         "Canyons Condominium Amount" means the amount designated on the Revised Budget to be funded with respect to the Canyons Condominium.

         "Canyons Grand Summit Project" means as defined in Section 3.

         "Consultant" means as defined in Section 8.

         "First Amendment" means the First Amendment Agreement Re: Loan And Security Agreement among Grand Summit, Textron and Green Tree and the Lenders listed therein, dated as of April 5, 1999, a copy of which is annexed hereto as Exhibit "A".

         " Full Syndication of the Textron Loan" means the occurrence of the Full Syndication Date as defined in the First Amendment.

          "Grand Summit " means Grand Summit Resort Properties, Inc., a Maine corporation.

         "Green Tree" means Green Tree Financial Servicing Corporation.

         "March 8 Forbearance Agreement" means the Forbearance Agreement dated March 8, 1999 between Agent and Borrower.

         "Potential Events of Default" means as defined in Section 2.

         "Projects" means as defined in Section 3.

         "Revised Budget" means the budget for the Projects and for the operations of the Borrower attached hereto as Exhibit "B" and made a part hereof.

         "Steamboat Project Advance Commitment" means the commitment by Textron to advance not less than $12,000,000 during the Syndication Period under the Textron Loan with respect to the funding of the cost of improvements and other matters set forth on the Revised Budget with respect to the Steamboat Grand Summit Project, all in accordance with the terms and conditions of the First Amendment.

         "Steamboat Grand Summit Project" means as defined in Section 3.

         "Syndication Period" means the period commencing with even date and continuing to and through the earliest of: (i) July 6 1999; (ii) the termination of the Forbearance provided in Section 4 hereof; or (iii) the occurrence of the Full Syndication Date (as such term is defined in the First Amendment).

         "Textron" means Textron Financial Corporation.

         "Textron Loan" means the existing $145,000,000.00 credit facility provided by Textron and Green Tree in favor of Borrower Subsidiary with respect to the financing of the Projects dated as of September 1, 1998, including all amendments and modifications thereto.

          All terms not otherwise defined herein shall have the meaning set forth in the Amended and Restated Credit Agreement dated as of January 8, 1999 between Borrower and Agent (as amended or modified, the "Credit Agreement").

2. Acknowledgment of Default: Borrower hereby acknowledges and agrees that certain Defaults exist including, without limitation, the breach of the representation and warranty set forth at Section 5.28 and the covenants set forth at Sections 6.12 8.1 and 9.19 of the Credit Agreement. The breach of the foregoing representation and warranty and covenants are hereby referred to as the "Potential Events of Default."


3. Cure of Potential Events of Default: Borrower agrees to diligently pursue the cure of the Potential Events of Default during the Syndication Period. Borrower acknowledges and recognizes that the cure of the Potential Events of Default shall mean the closing of financial facilities in an amount and having conditions sufficient to cause the warranty set forth at Section 5.28 to be true and correct in all respects and the Borrower to be in compliance with the covenants at Sections 6.12 and 9.19. Said differently, during the Syndication Period, Borrower shall diligently pursue obtaining and closing construction and mezzanine loans sufficient, when combined with the proceeds of the Loan, (i) to fund the Revised Budget in its entirety and to fiend the completion of the project generally referred to as Grand Summit at Steamboat, Steamboat, Colorado ("Steamboat Grand Summit Project") and the project referred to as the Grand Summit at the Canyons, Park City, Utah ("Canyons Grand Summit Project," and with the Steamboat Grand Summit Project, collectively the "Projects") in accordance with the plans and specifications previously approved by Textron as agent with respect to the Permitted Construction Loan for such Projects and (ii) to repay the $3,044,713 Advance made on or about March 8, 1999 by Agent to Borrower for disbursement to Grand Summit. The foregoing $3,044,713 amount may, at the sole option of BkB, rather than being applied immediately to the repayment of said Advance, be deposited directly in the General Cash Collateral Account.


4. Forbearance: During the Syndication Period, Agent agrees to forebear from (i) declaring an Event of Default, (ii) accelerating the Maturity of the Loan, (iii) foreclosing on the Collateral or (iv) exercising any offset rights under Section
12.2 of the Credit Agreement; provided that such forbearance shall automatically terminate if any of the following occurs:


                  (a) (i) the declaration of a Default or an Event of Default under the Textron Loan; or (ii) the failure to fund at least eighty-five (85) percent of a requested advance of the Steamboat Project Advance Commitment by the tenth (10th ) day of the month following the month in which a request for funding was made unless approved by Agent; or (iii) the giving of notice to either Grand Summit or the Agent that a funding of less than eight-five (85) percent of a requested advance will occur or that no further advances will occur under the Steamboat Project Advance Commitment.

          (b) The Borrower or any Borrower Subsidiary is involved in any "financial difficulties" as set forth in Section 12.1(e) of the Credit Agreement;

                  (c) The Borrower or any Borrower Subsidiary asserts any claim,
action,  cause  of  action,   counterclaim,   or  allegation  in  litigation  or
arbitration against the Agent; or

                  (d) Borrower breaches any term, provision or condition of this Agreement.

5. Revised Budget and Disbursement Procedures. Borrower and Lender hereby agree that disbursements with respect to the remaining proceeds of the Loan shall be governed by the Revised Budget. Furthermore, Borrower agrees that all disbursements of the Steamboat Project Advance Commitment shall also be governed by the Revised Budget. Borrower agrees not to and shall cause all Borrower Subsidiaries not to modify the Revised Budget or any other term or condition of the Textron Loan Documents without the prior consent of the Agent.


         From and after even date, all Advances shall be made pursuant to such disbursement procedures as the Agent may designate. Agent hereby designates the following conditions precedent to Advances of the Loan which must be satisfied and which shall apply solely during the Syndication Period:

          1. This Agreement shall be in full force and effect;

          2. The forbearance provided in Section 4 hereof shall be in effect and shall not have been terminated;

         3. Borrower shall have submitted to the Agent evidence satisfactory to the Agent which establishes:

                  (a) the categories of the Revised Budget are, and will continue to be after the Advance, sufficient to fund the purposes for which they are established; and

                  (b) previous Advances of the Loan have been paid to the payees for the purposes for which the Advances were made.

         4. The draw request is on a form established by the Agent for the draw request:

          5. The conditions precedent to advances with respect to the Steamboat Project Advance Commitment set forth on Schedule I to the First Amendment are applicable to advances being made thereunder. Nothing contained herein shall preclude Textron from waiving any such conditions precedent.

         The disbursement procedures shall include but shall not be limited to the disbursement of all Advances to such title insurance company as the Agent may designate with the requirement that the disbursements be made directly to the identified payee for such disbursement.

         The Borrower shall not be entitled to receive any Advance during the pendency of any of the following: (i) the forbearance provided in Section 4 hereof is not in full force and effect for any reason or (ii) eighty five (85) percent of any requested advance of the Steamboat Project Advance Commitment is not funded on or before the last day of the month in which it is requested. Furthermore, the Borrower shall not be entitled to receive any Advance of the Canyons Condominium Amount until the Agent has determined (which determination may require written assurance in form and substance acceptable to the Agent) that the Permitted Construction Loan with respect to the Canyons Condominium is in full force and effect and the lender thereunder will immediately fund the proceeds of such Permitted Construction Loan simultaneously with the proposed advance by Agent.

6. Cash and Proceeds Procedure: Borrower agrees that during the Syndication Period and thereafter if a Default exists all of the following shall be governed by Section 12.3.2 of the Credit Agreement:


          (a) All cash receipts of the Borrower other than Advances of any loan,

          (b) All proceeds of any lease in which the Borrower is the lessor including any operating lease with American Ski; and

          (c) All Net Proceeds from the sale of any real or personal property of the Borrower.

         Borrower acknowledges and agrees that: (i) the provisions of Section 4 hereof do not limit or otherwise waive performance of the provisions of Section
12.3.2 of the Credit Agreement and (ii) the provisions of Section 12.3.2 shall govern in all respects during the Syndication Period and thereafter if a Default exists.

         Borrower and Agent hereby acknowledge that the following cash proceeds of Grand Summit are subject to a cash collateral agreement with Textron and, therefore, shall be subject to the terms of this section only upon the release of such funds by Textron: (i) all proceeds of the Textron Loan; (ii) cash proceeds of Grand Summit of the Projects which are collateral for the Textron Loan; and (iii) all proceeds from the sale of consumer receivables to Textron or an affiliate thereof by Grand Summit arising from the factoring of contracts by Grand Summit with respect to the Projects. Borrower hereby warrants that the liquidity covenant in the Textron Loan requires $2,000,000.00 of cash or cash equivalents to be retained at Grand Summit as a condition precedent to distribution or payment of cash or cash equivalents to the Borrower. All amounts over and above the amounts described above shall continue to be characterized as Subsidiary Available Cash and be subject to the provisions of the Credit Agreement with respect thereto.

7. Third Party Financial Consultant: Borrower agrees that the Agent shall have the right to the immediate engagement of a financial consultant (the "Consultant") on behalf of the Agent at the Agent's choice and discretion, to advise Agent with respect to the Borrower, the Projects, the administration of the Credit Agreement and such other matters as the Agent may from time to time determine to be appropriate. The scope of the engagement of the Consultant shall include but shall not be limited to: (i) review of the cost to complete the Projects and the adequacy of the funds in the Revised Budget and other funds committed for the construction of the improvements; (ii) periodic review of categories in the Revised Budget and variances therefrom; (iii) monthly compliance review of financial covenants in the Credit Agreement; and (iv) cash flow analysis of the Borrower. The Agent shall also have the right to retain such inspecting agents as it may deem appropriate to monitor Advances with respect to the Projects. All fees and out of pocket expenses of the Consultant and any inspecting agent which may also be engaged by or on behalf of the Agent shall be promptly paid by the Borrower, and otherwise shall be recoverable costs and expenses in accordance with Section 16.5 of the Credit Agreement. Borrower agrees to provide the Consultant and any inspecting agent full and complete access to the Borrower, the Borrower Subsidiary, the Projects, the officers and employees of same and all financial and construction related information of same.


          8. Warranty: Borrower warrants and represents to Agent that the warranty set forth at Section 7 of the March 8 Forbearance ----------------- Agreement remains true and correct as of even date.


9. Amendment of Credit Agreement: This Agreement shall amend any contrary terms and conditions of the Credit Agreement.


10. Release: As a condition precedent to the effectiveness of this Agreement,Borrower, Borrower Subsidiary and American Skiing Company shall execute and deliver to the Agent on even date a general release of all claims. actions, causes of actions, counterclaims and liabilities whatsoever in form and substance satisfactory to the Agent.

11. Bankruptcy Relief: Agent is and shall be entitled to relief from the automatic stay pursuant to 11 U. S.C. ss. 362(d) to pursue all of its rights and remedies under the Credit Agreement, Lender Agreements and this Agreement and relevant state law. Borrower shall consent to and shall not oppose relief from the automatic stay without condition to permit Agent to pursue all of its rights and remedies under the Credit Agreement, Lender Agreements and this Agreement and relevant state law.


12. Third Party Beneficiaries: Borrower hereby agrees that any Lender that may enter into the Credit Agreement from time to time shall automatically be a beneficiary of this Agreement without the execution of any further documents by Borrower.


13. Further Assurances: At any time and from time to time, upon request of Agent, Borrower shall make, execute and deliver or cause to be made, executed and delivered to Agent any and all documents, including but not limited to, modifications to the Credit Agreement, which documents may, in the reasonable opinion of Agent, be necessary or desirable in order to effectuate, complete, evidence, or perfect (a) the obligations of Borrower under this Agreement, and
(b) the lien and security interests described herein.


14. Time of Essence: Time is of the essence in this Agreement.


15. Governing Laws: This Agreement shall be governed by the laws of the State of Georgia.


16. Counterparts: This Agreement may be executed in multiple counterparts.


17. Amendment and Restatement: This Agreement amends and restates but does not terminate the March 8 Forbearance Agreement. ----------------------------------


18. Loan Documents: This Agreement and the March 8 Forbearance Agreement shall be considered a Loan Document for all purposes and when taken together with the other Loan Documents reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.


19. Effectiveness: This Agreement shall not be effective until the First Amendment becomes effective.

         IN WITNESS WHEREOF, the undersigned Borrower has caused this instrument to be executed by its duly authorized corporate officer and its seal to be affixed hereto as of the day and year first above written.

                                 AMERICAN SKIING COMPANY RESORT PROPERTIES, INC.


                                  By:  /s/ Christopher E. Howard
                                     ----------------------------------------
                                      Christopher Howard
                                      Executive Vice President

         IN WITNESS WHEREOF, the undersigned Agent has caused this instrument to be executed by its duly authorized officer as of the day and year first above written.


                                 BANKBOSTON, N.A. as Agent


                                  By: /s/ Paul F. DiVito
                                     -----------------------------------------
                                      Paul F. Divito
                                      Managing Director




























        SIGNATURE PAGE TO THE AMENDED AND RESTATED FORBEARANCE AGREEMENT